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                                    FORM 8-K

                       SECURITIES AND EXCHANGE COMMISSION

                              Washington D.C. 20549

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

                Date of Report (Date of earliest event reported):
                                  June 26, 2000


                    MEVC DRAPER FISHER JURVETSON FUND I, INC.
           (Exact name of the registrant as specified in its charter)


              Delaware                           000-28405                           94-3346760
    (State or other jurisdiction                (Commission             (I.R.S. Employer Identification No.)
         of incorporation)                      File Number)

         991 Folsom Street                                                           94107-1020
     San Francisco, California                                                       (Zip Code)
  (Address of principal executive
              offices)

Registrant's telephone number, including area code: (415) 977-6150

                                       N/A
          (Former name or former address, if changed since last report)


ITEM 5.  OTHER EVENTS

On June 26, 2000, the shares of common stock, $.01 par value (the "Shares") of meVC Draper Fisher Jurvetson Fund I, Inc. (the "Company") commenced trading on the New York Stock Exchange (the "Exchange") under the symbol "MVC". As described in the Company's definitive Prospectus, dated March 28, 2000 (the "Public Offering Date"), the Shares had previously been authorized for listing on the Exchange, subject to official notice of issuance, but the Company and the Exchange mutually agreed that the commencement of trading would be delayed until not later than 90 days from the Public Offering Date.

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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has caused this report to be signed by the undersigned, thereunto duly authorized.

                             meVC Draper Fisher Jurvetson Fund I, Inc.

Date: June 27, 2000          /s/  JOHN M GRILLOS
                             -------------------------------------------
                             John M. Grillos
                             Chairman, Chief Executive Officer, Director



Date: June 27, 2000          /s/  PAUL WOZNIAK
                             -------------------------------------------
                             Paul Wozniak
                             Vice President, Treasurer, Chief Financial Officer


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